Exhibit 4.1

AP EVENT, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Subscription Agreement” or the “Agreement”) is made as of the date set forth on the signature page of this Agreement by and between AP Event, Inc., a corporation organized under the laws of the State of Nevada (the “Company”), and each party who is a signatory hereto (individually, a “Subscriber” and collectively with other signatories of similar subscription agreements entered into in connection with the Offering described below, the “Subscribers”).

1.             DESCRIPTION OF THE OFFERING. This offering (the “Offering”) is for shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Offering shall be for the aggregate offering amount of Six Hundred Thousand Dollars ($600,000) (the “Offering Amount”). The Company is offering the Shares on a “best efforts” basis. The Offering will occur simultaneously upon the consummation of the merger (the “Merger”) among the Company, LB Media Group, LLC, a Colorado limited liability company (“LB”), and LB Acquisition Corp., a Colorado corporation (“Acquisition”). Following the Merger, LB will become a wholly-owned subsidiary of the Company and the Company will change its name to “Leafbuyer Technologies, Inc.”, or such similar name as is available, and adopt the business plan of LB. The Merger is contingent upon the Company consummating the Offering and selling shares in the Offering Amount which shall be used as part of the Merger consideration payable to the equityholders of LB.

The Offering is being made only to investors who qualify as accredited investors pursuant to suitability standards for investors described under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) and who have no need for liquidity in their investments. Prior to this Offering there was no public market for any of the Securities and no assurance can be given that a market will develop for the Securities or if developed, that it will be maintained so that any subscribers in this offering may avail any benefit from the same. The Company reserves the right, in its sole discretion, to accept fractional subscriptions.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

INVESTOR NOTICES

THIS SUBSCRIPTION AGREEMENT IS BEING FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS FOR USE SOLELY IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES. THIS OFFERING IS INTENDED TO BE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND IS BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO MARKET FOR THE SECURITIES HAS YET TO DEVELOP. EVEN IF SUCH MARKET DEVELOPS, THE SECURITIES CANNOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. NO SUCH REGISTRATION IS CURRENTLY CONTEMPLATED. ACCORDINGLY, ONLY PERSONS WHO DO NOT REQUIRE LIQUIDITY WITH RESPECT TO THEIR INVESTMENT SHOULD PURCHASE THE SECURITIES OFFERED IN THIS OFFERING (THE “SECURITIES”).

THE SALE OF THE SECURITIES HAS NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND IS A CRIMINAL OFFENSE.

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR IN ANY OTHER JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED. THE SECURITIES ARE OFFERED SUBJECT TO THE RIGHT OF THE COMPANY IN ITS SOLE DISCRETION TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART. EACH PURCHASER OF THE SECURITIES OFFERED HEREBY MUST BE AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF REGULATION D PROMULGATED BY THE SEC UNDER THE SECURITIES ACT.

AN INVESTMENT IN THE COMPANY IS HIGHLY SPECULATIVE AND INVOLVES A SIGNIFICANT DEGREE OF RISK. INVESTORS SHOULD HAVE THE FINANCIAL ABILITY AND WILLINGNESS TO ACCEPT SUCH RISKS AS WELL AS THE LACK OF LIQUIDITY THAT IS CHARACTERISTIC OF THE INVESTMENTS DESCRIBED HEREIN. ONLY PERSONS WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT SHOULD PURCHASE THE SECURITIES.

THIS SUBSCRIPTION AGREEMENT IS CONFIDENTIAL AND PROPRIETARY AND IS BEING FURNISHED BY THE COMPANY TO PROSPECTIVE INVESTORS IN CONNECTION WITH THE OFFERING OF THE SECURITIES EXEMPT FROM REGISTRATION UNDER THE ACT SOLELY FOR SUCH INVESTORS' CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT PRIOR WRITTEN PERMISSION FROM THE COMPANY, SUCH PERSONS WILL NOT RELEASE THIS SUBSCRIPTION AGREEMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTION OF OR USE THIS SUBSCRIPTION AGREEMENT FOR ANY PURPOSE OTHER THAN EVALUATION OF POTENTIAL INVESTMENT IN THE SECURITIES. THIS SUBSCRIPTION AGREEMENT IS INDIVIDUALLY DIRECTED TO EACH PROSPECTIVE INVESTOR AND DOES NOT CONSTITUTE AN OFFER TO ANY OTHER PERSON OR TO THE PUBLIC GENERALLY TO SUBSCRIBE FOR OR OTHERWISE ACQUIRE THE SECURITIES. DISTRIBUTION OF THIS SUBSCRIPTION AGREEMENT TO ANY PERSON OTHER THAN THE PROSPECTIVE INVESTOR WHOSE NAME APPEARS ON THE SIGNATURE PAGE HEREOF, AND THOSE PERSONS, IF ANY, RETAINED TO ADVISE SUCH PROSPECTIVE INVESTOR WITH RESPECT THERETO, IS UNAUTHORIZED, AND ANY DISCLOSURE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED.

EXCEPT AS OTHERWISE INDICATED, THIS SUBSCRIPTION AGREEMENT SPEAKS AS OF THE DATE HEREOF. NEITHER THE DELIVERY OF THIS SUBSCRIPTION AGREEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE STATUS OR AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

THIS SUBSCRIPTION AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN EVALUATING THE COMPANY. EACH INVESTOR MUST CONDUCT AND RELY ON ITS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SECURITIES. INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT AS LEGAL, BUSINESS OR TAX ADVICE. EACH INVESTOR SHOULD CONSULT SUCH INVESTOR'S OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISORS AS TO THE LEGAL, BUSINESS, TAX AND RELATED MATTERS CONCERNING THE INVESTMENT DESCRIBED IN THIS SUBSCRIPTION AGREEMENT AND ITS SUITABILITY FOR SUCH PROSPECTIVE INVESTOR. SEE "RISK FACTORS".

NO SALE WILL BE MADE TO ANY PERSON WHO CANNOT DEMONSTRATE COMPLIANCE WITH THE SUITABILITY STANDARDS DESCRIBED IN THIS SUBSCRIPTION AGREEMENT. IF YOU ARE IN ANY DOUBT AS TO THE SUITABILITY OF AN INVESTMENT IN THE SECURITIES, DETAILS OF WHICH ARE GIVEN IN THIS SUBSCRIPTION AGREEMENT, YOU SHOULD CONSULT YOUR INVESTMENT ADVISER. NO SUBSCRIPTIONS WILL BE ACCEPTED FROM RESIDENTS OF ANY STATE UNLESS THE COMPANY, UPON CONSULTATION WITH ITS COUNSEL, IS SATISFIED THAT THE OFFERING IS IN COMPLIANCE WITH THE LAWS OF SUCH STATE.

THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION AND FOR ANY REASON WHATSOEVER, TO MODIFY, AMEND AND/OR WITHDRAW ALL OR A PORTION OF THE OFFERING AND/OR TO ACCEPT OR REJECT IN WHOLE OR IN PART ANY PROSPECTIVE INVESTMENT IN THE SECURITIES OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE SECURITIES THAT SUCH INVESTOR DESIRES TO PURCHASE. THE COMPANY SHALL HAVE NO LIABILITY WHATSOEVER TO ANY SUBSCRIBER AND/OR INVESTOR IN THE EVENT THAT ANY OF THE FOREGOING SHALL OCCUR.

IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING THE SECURITIES TO SATISFY ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

EACH PROSPECTIVE INVESTOR MAY MAKE INQUIRIES OF THE COMPANY WITH RESPECT TO THE COMPANY'S BUSINESS OR ANY OTHER MATTER RELATING TO THE COMPANY OR AN INVESTMENT IN THE SECURITIES OFFERED HEREUNDER, AND MAY OBTAIN ANY ADDITIONAL INFORMATION THAT SUCH PERSON DEEMS TO BE NECESSARY IN CONNECTION WITH MAKING AN INVESTMENT DECISION IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT (TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE). IN CONNECTION WITH SUCH AN INQUIRY, ANY DOCUMENT THAT A PROSPECTIVE INVESTOR WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR FURNISHED, UPON REQUEST, SUBJECT TO THE PROSPECTIVE INVESTOR'S AGREEMENT TO MAINTAIN SUCH INFORMATION IN CONFIDENCE AND TO RETURN THE SAME TO THE COMPANY IF THE RECIPIENT DOES NOT PURCHASE THE SECURITIES OFFERED HEREUNDER, ANY SUCH INQUIRIES OR REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE IN WRITING TO THE COMPANY. A PROSPECTIVE INVESTOR SHOULD NOT SUBSCRIBE FOR SECURITIES DESCRIBED HEREIN UNLESS SATISFIED THAT HE/SHE HAS ASKED FOR AND RECEIVED ALL INFORMATION WHICH WOULD ENABLE HIM/HER TO EVALUATE THE MERITS AND RISKS OF THE PROPOSED INVESTMENT.

2.             OTHER TERMS OF THE OFFERING. The execution of this Subscription Agreement shall constitute an offer by the Subscriber to purchase the Shares in the amount and on the terms specified herein. The Subscriber must also complete and execute the Subscriber Questionnaire attached hereto. The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer. If the Subscriber's offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to Subscriber along with a certificate representing the Shares. The Company, may in its sole discretion, accept fractional subscriptions.

3.             SUBSCRIPTION PROCEDURES. To subscribe, the Subscriber must send a completed and executed copy of each this Subscription Agreement and Subscriber Questionnaire to:

Kane Kessler, P.C.
666 Third Avenue
New York, New York 10017
Attn: Peter Campitiello

along with, either

•	payment of the Subscriber’s subscribed amount by wire transfer as follows:

Signature Bank
50 West 57th Street 3rd Floor
New York, New York 10019

Kane Kessler, P.C.
Attorney IOLA Account
Account # 1501363886
ABA # 026013576

Memo: AP Event, Inc.

or

•	payment of the Subscriber’s subscribed amount by check payable to “Kane Kessler, P.C., IOLA Account”

4.             TERMS OF THE SUBSCRIPTION.

4.1.  The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, the Shares at the price and for the aggregate subscription amount set forth on the signature page hereto. The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it. The Subscriber acknowledges and understands that acceptance of this Subscription will be made only by a duly authorized representative of the Company executing and mailing or otherwise delivering to the Subscriber at the Subscriber’s address set forth herein, a counterpart copy of the signature page to this Subscription Agreement indicating the Company’s acceptance of this Subscription. The Company reserves the right, in its sole discretion for any reason whatsoever, to accept or reject this subscription in whole or in part. Following the acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber a certificate representing the Shares subscribed for by the Subscriber. If this subscription is rejected, the Company and the Subscriber shall thereafter have no further rights or obligations to each other under or in connection with this Subscription Agreement. Further, if the Merger is not consummated, the Company will not accept any subscriptions in the Offering and will reject the subscription and return the subscription amount to the Subscriber.

4.2.  Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price for the Shares set forth on the signature page hereof in an amount required to purchase and pay for the Shares subscribed for hereunder (the “Purchase Price”), which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of “Kane Kessler, P.C., IOLA Account.”

5.             REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. The Subscriber agrees, represents and warrants to the Company with respect to itself and its purchase hereunder and not with respect to any of the other Subscribers, that:

5.1.  Organization and Qualification. If an entity, the Subscriber is duly incorporated, organized or otherwise formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or otherwise formed.

5.2.  Authorization. If an entity: (a) the Subscriber has the requisite corporate or other requisite power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof; and (b) the execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by the Subscriber’s Board of Directors or other governing body and no further consent or authorization of the Subscriber, its Board of Directors or its shareholders, members or other interest holders is required.

5.3.  Enforcement. This Agreement has been duly executed by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

5.4.  Consents. The Subscriber is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby.

5.5.  Non-contravention. Neither the execution and the delivery by the Subscriber of this Agreement, nor the consummation by the Subscriber of the transactions contemplated hereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Subscriber is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Subscriber is a party or by which the Subscriber is bound or to which any of its assets is subject.

5.6.  Investment Purpose. The Subscriber is purchasing the Securities, for its own account and not with a present view toward the public sale or distribution thereof.

5.7.  Accredited Subscriber Status. The Subscriber is an “accredited investor” as defined in the Securities Act, and has delivered to the Company a Confidential Subscriber Questionnaire substantially in the form of Annex A attached hereto. The Subscriber hereby represents and warrants that, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s advisors (including, but not limited to, a “purchaser representative” (as defined in Rule 501(h) promulgated under Regulation D), attorney and/or an accountant each as engaged by the Subscriber at its sole risk and expense) the Subscriber (a) has the capacity to protect its own interests in connection with the transaction contemplated hereby and/or (b) the Subscriber has prior investment experience, including investments in securities of privately-held companies or companies whose securities are not listed, registered, quoted and/or traded on a national securities exchange, to the extent necessary, the Subscriber has retained, at its sole risk and expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Shares hereunder; if an entity, the Subscriber was not formed for the sole purpose of purchasing the Shares.

5.8.  Reliance on Exemptions. The Subscriber agrees, acknowledges and understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and applicable state securities or “blue sky” laws and that the Company and its counsel are relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

5.9.  No General Solicitation. No Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not receive any general solicitation or general advertising including, but not limited to, the Subscriber’s: (i) receipt or review of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attendance at any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

5.10. Information. The Subscriber agrees, acknowledges and understands that the Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities that have been requested by the Subscriber or its advisors, if any, the risk factors set forth herein and therein. The Subscriber represents and warrants that the Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Subscriber agrees, acknowledges and understands that neither such inquiries nor any other due diligence investigation conducted by the Subscriber or any of its advisors or representatives modify, amend or affect the Subscriber’s right to rely on the Company’s representations and warranties contained herein.

5.11. Governmental Review. The Subscriber agrees, acknowledges and understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or an investment therein.

5.12. Transfer or Resale. The Subscriber agrees, acknowledges and understands that:

(a) the Shares have not been and, except as set forth herein, are not being registered under the Securities Act or any applicable state securities or “blue sky” laws. Consequently, the Subscriber may have to bear the risk of holding the Shares for an indefinite period of time because the Shares may not be transferred unless: (i) the resale of the Shares is registered pursuant to an effective registration statement under the Securities Act; (ii) the Subscriber has delivered to the Company an opinion of counsel reasonably acceptable to the Company and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Shares are sold or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”);

(b) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder; and

(c) except as set forth herein, neither the Company nor any other person is under any obligation to register the Shares under the Securities Act or any state securities or “blue sky” laws or to comply with the terms and conditions of any exemption thereunder.

5.13. Legends.

(d) The Subscriber agrees, acknowledges and understands that the certificates representing the Shares (the “Restricted Securities”) will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Restricted Securities):

[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE OR EXCHANGEABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(e) The Subscriber agrees, acknowledges and understands that the Company will make a notation in the appropriate records with respect to the foregoing restrictions on the transferability of the Restricted Securities. Certificates evidencing the Restricted Securities shall not be required to contain such legend or any other legend (a) following any sale of the Restricted Securities pursuant to Rule 144, or (b) if the Restricted Securities are eligible for sale under Rule 144 or have been sold pursuant to a registration statement and in compliance with the Subscriber’s obligations set forth in this Agreement, or (c) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission), in each such case (a) through (c) to the extent reasonably determined by the Company’s legal counsel.

5.14. Residency. The Subscriber is a resident of the jurisdiction set forth immediately below the Subscriber’s name on the signature pages hereto.

5.15. Not a Registered Representative. The Subscriber agrees, acknowledges and understands that if it is a Registered Representative of a FINRA member firm, he or she must give such firm the notice required by FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in the Confidential Subscriber Questionnaire attached hereto as Exhibit A.

5.16. No Brokers. The Subscriber has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

5.17. Integration. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Agreement.

5.18. Reliance on Representations. The Subscriber agrees, acknowledges and understands that the Company and its counsel, are entitled to rely on the representations, warranties and covenants made by the Subscriber herein.

6.             REPRESENTATIONS BY THE COMPANY. The Company hereby makes the following representations and warranties to each Subscriber as follows:

6.1.  Subsidiaries. The Company has no subsidiaries.

6.2.  Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, does not have and would not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any this Agreement, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any this Agreement (any of (i), (ii), or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

6.3.  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of each of the Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

6.4.  No Conflicts; No Violation. The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the other transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (ii), such as does not have and would not reasonably be expected to result in a Material Adverse Effect.

6.5.  Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Company of this Agreement.

6.6.  Issuance of the Securities. The Shares purchased under this Agreement, will be duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for herein.

6.7.  Capitalization. The capitalization of the Company is set forth on Schedule 6.7. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as set forth in Schedule 6.7, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional Common Stock (collectively, “Common Stock Equivalents”). The issuance and sale of the Shares will not obligate the Company to issue Common Stock or other securities to any Person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding Common Stock or Common Stock Equivalents are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors, or other Person is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to securities to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

6.8.  Litigation. There is no action, suit, inquiry, notice of violation, or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) or Proceeding which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) would, if there were an unfavorable decision, reasonably be expected to result in, a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any manager, director or officer thereof, is or has been the subject of any Action or Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation or Proceeding by the Commission involving the Company or any current or former director or officer of the Company.

6.9. Finders. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Subscriber shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

6.10. Private Placement. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 5, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Subscribers as contemplated hereby.

6.11. Investment Company. The Company is not, and immediately after receipt of payment for the Shares, will not be required to file as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended within a period of one year from the date hereof.

6.12. Registration Rights. Except as set forth within this Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

6.13. Disclosure. All disclosure furnished by or on behalf of the Company to the Subscribers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5 hereof.

6.14. No General Solicitation. The Company is offering the Securities for sale only to the Subscribers and certain other “accredited investors” within the meaning of Rule 506(c) under the Securities Act.

6.15 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

7.             RISK FACTORS. THE SUBSCRIBER ACKNOWLEDGES THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH THE PURCHASE OF THE SERIES B STOCK AND THAT SUCH SECURITIES ARE HIGHLY SPECULATIVE AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS OR HER ENTIRE INVESTMENT. The Subscriber represents and warrants that he or she has carefully considered and reviewed all the following risks, in reaching a determination to purchase the Shares:

Risks Related to Our Business and Our Company

Following the Merger, Our Business Will Depend Substantially on the Continuing Efforts of Officers and Our Business May be Severely Disrupted if We Lose Their Services.

Our future success depends substantially on the services of our executive officers following the Merger, which we expect will be Kurt Rossner as Chairman, Chief Executive Officer and President, Mark Breen as Director and Chief Financial Officer and Secretary and Michael Goerner as Director and Treasurer. We do not maintain key man life insurance on any of our executive officers. If one or more of our executive officers are unable or unwilling to continue in their present positions, we may not be able to replace them readily, if at all. Therefore, our business may be severely disrupted, and we may incur additional expenses to recruit and retain new officers. In addition, if any of our executives joins a competitor or forms a competing company, we may lose some of our customers.

Our Directors, Officers and Principal Stockholders and Their Respective Affiliates Have Significant Control Over Us.

Following the Merger, our directors, executive officers and holders of more than 5% of our common stock, together with their affiliates, will beneficially own, in the aggregate over 60% of our outstanding voting capital stock. As a result, these stockholders, acting together, may be able to exercise significant influence over the management of our company; impede a merger, consolidation, takeover or other business consolidation, or discourage a potential acquirer from making a tender offer for our common stock; and control matters submitted to stockholders for approval.

[We Have Had Losses Since Our Inception. We Expect Losses to Continue In the Future and There Is a Risk We May Never Become Profitable.

We have incurred net losses since our inception in [____________]. We expect to continue to incur significant operating expenses as we maintain our consulting and services. Our operating expenses have been and are expected to continue to outpace revenues and result in significant losses in the near term. We may never be able to reduce these losses, which will require us to seek additional debt or equity financing. If such financing is available, of which there can be no assurance, you may experience significant additional dilution.]

We Have a Limited Operating History. There Can Be No Assurance that We Will Be Successful In Growing Our Business.

We have a limited history of operations. As a result, there can be no assurance that we will be successful in our consulting and service operations. Any potential for future growth will place additional demands on our executive officers, and any increased scope of our operations will present challenges due to our current limited management resources. Our future performance will depend upon our management and their ability to locate and negotiate additional. There can be no assurance that we will be successful in our efforts. Our inability to locate additional opportunities, to hire additional management and other personnel, or to enhance our management systems, could have a material adverse effect on our results of operations. There can be no assurance that our operations will be profitable.

You May Suffer Significant Dilution If We Raise Additional Capital.

We need to raise additional capital to expand or continue operations and to acquire the Companies, it may be necessary for us to issue additional equity or convertible debt securities. If we issue equity or convertible debt securities, the net tangible book value per share may decrease, the percentage ownership of our current stockholders would be diluted, and any equity securities we may issue may have rights, preferences or privileges senior or more advantageous to our common stockholders.

Risks Related to Our Common Stock

Purchasers are Acquiring Restricted Securities.

The securities sold in this Offering will be “restricted” securities which have not been registered under federal or state securities laws and will not be freely transferable for some time. Purchasers of these securities must be prepared to bear the economic risks of investment for an indefinite period of time since the securities cannot be sold unless they are subsequently registered or an exemption from registration is available.

Purchasers of the Securities in this Offering will Experience Immediate Dilution.

Purchasers of Securities in this Offering will experience immediate dilution in the net tangible book value per common share from the purchase price of the Shares.

The Offering Price of the Securities was Determined Arbitrarily.

The Offering Price of the Shares does not bear any relation to book value, assets, earnings or other objective criteria of value and has been arbitrarily determined by the Company. There can be no assurance that the Conversion Shares will trade at a value commensurate with the offering price or that they will trade at all.

Investors will Bear the Risk of Loss of Investment.

Investors in this Offering will bear the risk of the Company’s operations for the foreseeable future, with no assurance that management will be successful in applying the proceeds to increase growth and profitability of the Company.

We do not intend to pay any cash dividends in the foreseeable future and, therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

We have not paid any cash dividends on our common stock and do not intend to pay cash dividends on our common stock in the foreseeable future. We intend to retain future earnings, if any, for reinvestment in the development and expansion of our business. Any credit agreements, which we may enter into with institutional lenders, may restrict our ability to pay dividends. Whether we pay cash dividends in the future will be at the discretion of our board of directors and will be dependent upon our financial condition, results of operations, capital requirements and any other factors that the board of directors decides is relevant. Therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

We may issue additional equity shares to fund the Company’s operational requirements which would dilute your share ownership.

The Company's continued viability depends on its ability to raise capital. Changes in economic, regulatory or competitive conditions may lead to cost increases. Management may also determine that it is in the best interest of the Company to develop new services or products. In any such case additional financing is required for the Company to meet its operational requirements. There can be no assurances that the Company will be able to obtain such financing on terms acceptable to the Company and at times required by the Company, if at all. In such event, the Company may be required to materially alter its business plan or curtail all or a part of its operational plans. The proposed sale of substantial amounts of our common stock in the public markets may adversely affect the market price of our common stock and our stock price may decline substantially.

Following the Merger, the Company will be authorized to issue up to 150,000,000 total shares of Common Stock without additional approval by shareholders. Following the Merger, we will have approximately 38,000,000 shares of Common Stock issued and outstanding.

Risks Associated with the Offering

We Have Broad Discretion Over the Use of the Proceeds of this Offering

The net proceeds will be used for working capital purposes and costs expected associated with becoming a public company in the United States. Accordingly, the Company will have broad discretion to allocate a significant portion of the net proceeds from this offering without any action or approval of the Company's stockholders. Therefore, investors in the Common Stock will not have the opportunity to evaluate the economic, financial and other relevant information that will be considered by the Company in determining the application of such net proceeds.

Investors May Not Receive any Return on their Investment

No assurance can be given that a subscriber of the Shares will realize a return on such investment, or that such subscriber will not lose their investment. For this reason, each investor should ask all questions of the Company and review such documents, as the investor deems appropriate in order to make an informed investment decision. Each investor should also consult with their own attorney and financial advisors before making any investment decision with respect to the securities offered hereby.

The Shares being offered are offered without Registration through a Private Offering Exemption

The Shares are being offered to prospective investors under private offering exemptions from registration available under the Securities Act and the laws of the states in which the Shares will be sold. If the Company should fail to comply with the requirements of these exemptions, investors in this Offering may have the right to rescind their purchases if they so desire. Since compliance with the exemption rules is highly technical, it is possible that, if an investor seeks rescission, he, she or it may succeed. If a number of investors were to successfully seek rescission, the Company would face severe financial demands, which could have a material adverse effect on its proposed implementation of its business plan and the non-rescinding investors.

IT IS NOT POSSIBLE TO FORESEE ALL RISK FACTORS THAT MAY AFFECT THE COMPANY. MOREOVER, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL SUCCESSFULLY EFFECTUATE OR CONTINUE ITS BUSINESS PLAN. EACH PROSPECTIVE INVESTOR SHOULD CAREFULLY ANALYZE THE RISKS AND MERITS OF AN INVESTMENT IN THE SHARES AND SHOULD TAKE INTO CONSIDERATION WHEN MAKING SUCH ANALYSIS, AMONG OTHERS, THE RISK FACTORS DISCUSSED ABOVE.

8.             COVENANTS OF THE COMPANY AND SUBSCRIBER.

8.1.  Expenses. Each Party is liable for, and shall pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

8.2.  Sales by Subscribers. The Subscriber shall sell any and all Shares purchased hereby in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. The Subscriber will not make any sale, transfer or other disposition of the Shares in violation of federal or state securities or “blue sky” laws and regulations.

9.             MISCELLANEOUS.

9.1.  Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws. All questions concerning the construction, validity, enforcement and interpretation of the Agreement and the Shares shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated this Agreement shall be commenced in the [state and federal courts sitting in the Southern District of New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Transaction Documents and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Transaction Documents or the transactions contemplated hereby or thereby. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other reasonable costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.2.  Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by (e.g. electronic submission, facsimile transmission or e-mail of a copy of this Agreement bearing the signature of the party so delivering this Agreement).

9.3.  Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

9.4.  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

9.5.  Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Subscriber and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

9.6.  Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. Except as set forth in herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

9.7.  Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Subscriber acknowledges that the Company will be assigning this Agreement and any rights or obligations hereunder without the prior written consent of the Subscriber and the Subscriber may not assign this Agreement or any rights or obligations hereunder upon the Closing without the prior written consent of the Company. This provision does not limit the Subscriber’s right to transfer the Securities pursuant to the terms of this Agreement or to assign the Subscriber’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

9.8.  Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

9.9.  Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.10. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

9.11. Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

9.12. Acceptance. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Securities as herein provided, subject to acceptance by the Company; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other Subscribers and to add and/or delete other persons as Subscribers.

9.13. Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

9.14. Other Documents. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

9.15. Public Statements. The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

9.16. Exculpation Among Subscribers. The Subscriber agrees, acknowledges and understands that it is not relying on any of the other Subscribers in making its investment or decision to invest in the Company. The Subscriber agrees, acknowledges and understands that none of the other Subscribers nor their respective controlling persons, officers, directors, partners, agents or employees shall be liable to the Subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities or the execution of or performance under this Agreement, nor shall the Subscriber be liable to the other Subscribers for any action heretofore or hereafter taken or omitted to be taken by the Subscriber in connection with the purchase of the Securities or the execution of or performance under this Agreement.

9.17. Several Obligations. The obligations of each Subscriber under any Subscription Agreements are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under any Subscription Agreement. Nothing contained herein or in any other Subscription Agreement, and no action taken by any Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Subscription Agreements. Each Subscriber confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Subscriber shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Subscription Agreements, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Subscribers has been provided with the same Subscription Agreements for the purpose of closing a transaction with multiple Subscribers and not because it was required or requested to do so by any Subscriber.

9.18. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE FOREVER TRIAL BY JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED THIS SUBSCRIPTION AGREEMENT ON THE DATE SET FORTH BELOW.

The undersigned is subscribing for a [__________] shares of Common Stock at the purchase price of [$___] per share for an aggregate investment of [$_______].

The Shares are to be issued in the name of (check one box):

____	individual name
____	joint tenants with rights of survivorship
____	tenants in the entirety
____	corporation (an officer must sign)
____	Partnership (all general partners must sign)

Date:

Print Name of Investor:

Signature of Investor:
(and title if signing on behalf of an entity)

Print Name of Joint Investor:

Signature of Joint Investor:

Address of Investor:

Social Security Number (if individual):

Tax Identification Number (if entity):

State of Organization (if entity):

AGREED TO AND ACCEPTED:

As of _______, 2017

AP EVENT, INC.

By:	____________________________
Name:
Title:

EXHIBIT A

CONFIDENTIAL INVESTOR QUESTIONNAIRE

The Subscriber represents and warrants that he, she or it comes within category as marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you must exclude equity in personal property and real estate, including your principal residence, cash, short‑term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by Persons that are accredited Subscribers. (describe entity)

________________________________________________________
________________________________________________________

The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

________________________________________________________
________________________________________________________

The undersigned is either a corporation, partnership, Massachusetts business trust, or non‑profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

________________________________________________________
________________________________________________________

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

The undersigned is an entity (other than a trust) all of the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category H alone, each equity owner must complete a separate copy of this Agreement. (describe entity)
______________________________________________________

The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties made by the undersigned in this Agreement shall cease to be true, accurate and complete.

SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please list types of prior investments:

(d) For all Subscribers, please state whether you have you participated in other private placements before:

YES_______	NO_______

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private	Public or Private
	Companies	Companies	Companies

Frequently

Occasionally

Never

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______	NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______	NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______	NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______	NO_______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______	NO_______

4.           FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________	No __________

If yes, please describe:

If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

_________________________________
Name of FINRA Member Firm

By:	______________________________
Authorized Officer

Date:	____________________________

5.           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company, its counsel and agents will rely on them.

Sign Name: ______________________________

Print Name: ______________________________

Date: ___________________

SCHEDULE 6.7
CAPITALIZATION

Common Stock	5,680,000
Preferred Stock
Series A Preferred Stock	324,325
Series B Preferred Stock	27,027
Common Stock Warrants	0
Options	0